KraneShares Trust

Prospectus

August 1, 2015

KraneShares E Fund China Commercial Paper Hedged ETF - (KEEP)

Fund shares are not individually redeemable. Fund shares will be listed on NYSE Arca, Inc. (“Exchange”). The Fund is non-diversified.

Neither the Securities and Exchange Commission nor any state securities commissions has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KraneShares Trust

KraneShares E Fund China Commercial Paper Hedged ETF

Investment Objective

The KraneShares E Fund China Commercial Paper Hedged ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities benchmark. The Fund’s current benchmark is the CSI Diversified High Grade CP USD Hedged Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses**	0.56%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver***	0.56%
Total Annual Fund Operating Expenses After Fee Waiver	0.68%

* Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

** Based on estimated amounts for the current fiscal year.

*** Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”), the Fund’s investment manager, has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the KraneShares E Fund China Commercial Paper ETF. The Expense Limitation Agreement may only be terminated by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$69	$338

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations as of the date of this Prospectus, it does not have portfolio turnover to report.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index (“80% policy”), including indirectly through the KraneShares E Fund China Commercial Paper ETF (“Underlying Fund”). The Underlying Index seeks to track the performance of investment grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the inter-bank bond market. For purposes of the Underlying Index, investment grade commercial paper is: commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by one or more Chinese credit rating agencies; or commercial paper that is issued by an issuer whose long-term bonds are rated AA+ or equivalent by one or more Chinese credit rating agencies and commercial paper is rated A-1 or equivalent by one or more Chinese credit rating agencies. All constituents in the Underlying Index are unsecured bonds. To qualify for inclusion in the Underlying Index, a commercial paper issue must have at least RMB ¥600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days). Index constituents are capitalization-weighted based on current amounts outstanding.

The Underlying Index hedges against fluctuations in the relative value of RMB against the U.S. dollar. Thus, it is designed to have higher returns than an equivalent index that does not hedge against a weakening of the RMB relative to the U.S. dollar. Conversely, the Underlying Index would be expected to have lower returns than an equivalent unhedged index when the RMB is rising in value relative to the U.S. dollar. The Underlying Index applies a published one-month currency forward rate to the Fund’s total RMB exposure to adjust the value of the RMB against the U.S. dollar. The Fund intends to enter into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the Underlying Index. Although the hedged nature of the Underlying Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to RMB.

Currently, the Fund achieves its investment objective, in part, by investing a substantial portion of its assets in the Underlying Fund. The Underlying Fund uses a passive management strategy, known as “representative sampling,” to track the performance of its underlying index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to an underlying index. E Fund Management (Hong Kong) Co., Limited (“E Fund”), the Underlying Fund’s Co-Adviser, selects the representative sample of securities for the Underlying Fund at its discretion, subject to the investment strategy and restrictions of the Underlying Fund and oversight by Krane and the Board of Trustees. Unlike many investment companies, the Fund and Underlying Fund do not try to “beat” their underlying indexes and do not seek temporary defensive positions when markets decline or appear overvalued.

E Fund has received a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license from the China Securities Regulatory Commission (“CSRC”) and has received an initial quota to invest in PRC securities for the Underlying Fund’s use by China’s State Administration of Foreign Exchange (“SAFE”). E Fund may also obtain a license on behalf of the Underlying Fund as a Qualified Foreign Institutional Investor (“QFII”). A PRC securities quota is required to directly purchase the securities contained in the Underlying Index. E Fund may also seek approval from the CSRC and/or SAFE to allow the Fund to invest directly in PRC securities. The securities in which the Fund expects to primarily be exposed are traded in over-the-counter (“OTC”) markets.

2

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or E Fund believes will help the Fund track its Underlying Index. Thus, the Fund may invest in RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an OTC market located in countries outside of the PRC, such as Hong Kong and Singapore. The Fund may also invest in debt securities issued in any denomination in other political jurisdictions, including Hong Kong and Singapore, unrated and high yield securities (commonly referred to as “junk bonds”), and investment company securities.

The Underlying Index is reconstituted and rebalanced on the first business day of each month. The Underlying Index is expected to reflect the commercial paper of approximately 463 issuers at each rebalance. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry.

The Fund is non-diversified.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund (including through its investments in the Underlying Fund) is subject to a number of additional risks that may affect the value of its shares, including:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

China Risk. The Fund’s investments are concentrated in China, and therefore the Fund is susceptible to adverse market, political, regulatory, and geographic events affecting China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the PRC debt markets than for Chinese securities markets generally because the PRC debt markets are subject to greater government restrictions and control. The RMB bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB bonds, including those in the Underlying Index, may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

3

Specific Risks of Investing in the PRC Debt Markets

An RQFII or QFII license and PRC securities quota are required to invest directly in the types of CNY securities the Fund seeks exposure to. The ability of the Fund to achieve its investment objective by tracking the performance of the Underlying Index is dependent on the continuous availability of such securities, including PRC sovereign, quasi- sovereign and corporate debt, and on E Fund’s ability to obtain sufficient QFII/RQFII quota on behalf of the Underlying Fund to invest in such securities. The QFII and RQFII programs are an exception to Chinese laws restricting foreign investment in PRC securities. The RQFII rules were only recently announced and are novel. Chinese regulators may alter or eliminate the QFII and RQFII programs at any time. Should the PRC securities quota obtained for the Underlying Fund be or become inadequate to meet its investment needs, or if E Fund is unable to maintain its RQFII or QFII status, the Underlying Fund and, thereby, the Fund are expected to be adversely affected. In addition, the Underlying Fund’s PRC securities quota may be reduced or revoked by the Chinese regulators if, among other things, the Underlying Fund fails to use its quota within a limited period of time or E Fund fails to observe SAFE or other applicable Chinese regulations. Under such circumstances, the Underlying Fund could be required to dispose of its PRC securities holdings at an inopportune time.

E Fund has received an initial PRC securities quota for the Underlying Fund’s use. If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index through its investments in the Underlying Fund due to the limited availability of the PRC securities quota, the Fund could seek exposure to the component securities of the Underlying Index by investing in securities traded on the CNH market or securities issued in other jurisdictions. The Fund may also invest in other ETFs that provide comparable exposures. If necessary, the Fund may suspend the sale of shares in Creation Units until Krane and E Fund determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, the Fund may change its investment objective and thus track another index of Chinese-related debt securities. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, delay or disruption in execution or settlement of trades.

Chinese Credit Rating Risks. The components of the Underlying Index securities, and therefore the securities held by the Fund, will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.

4

Currency, Capital Controls and Currency Conversion Risk. Capital controls outside the control of the Fund and Underlying Fund may impact the ability of the Fund and Underlying Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund and Underlying Fund, cause the Fund and Underlying Fund to decline in value, and limit the Fund and Underlying Fund’s ability to pay redemptions. Although the RMB is not presently freely convertible, rather it is subject to the approval of SAFE and other relevant authorities, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be (re-)imposed in the future. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls. Because the Fund’s NAV is determined on the basis of U.S. dollars, to the extent that the Fund’s exposure to the RMB is imperfectly or not fully hedged, the Fund may lose value if the RMB depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

The Underlying Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing Chinese securities. This may hinder the Fund or Underlying Fund’s performance, including because any delay could result in the Underlying Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag.

Custody Risks. In accordance with Chinese regulations and the terms of the RQFII and QFII licenses, PRC securities are held in the joint names of the Underlying Fund and E Fund. While E Fund may not use such an account for any purpose other than for maintaining the Underlying Fund’s assets, the Underlying Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of E Fund may assert that the securities are owned by E Fund and that regulatory actions taken against E Fund may affect the Underlying Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Underlying Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Underlying Fund may face difficulties and/or encounter delays in recovering such debt.

Tax Risk. Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related PRC securities by QFIIs and RQFIIs. In light of this uncertainty, Krane will establish a reserve for the Underlying Fund in order to meet this potential WHT liability for capital gains. If the Underlying Fund is not ultimately subject to the WHT, shareholders, including the Fund, who redeemed or sold their shares of the Underlying Fund while the reserve was in place will have effectively borne the burden of the WHT but will not benefit from the release of the reserve. The amount of any such provision will be disclosed in the Underlying Fund’s annual and semi-annual reports to investors. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Underlying Fund’s investments. As a result, investors in the Underlying Fund, including the Fund, may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provision on interest from PRC securities (if any) for the Underlying Fund if tax is not withheld at the source at the time such income is received.

Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular industry (because the Underlying Index is concentrated in such industry), the Fund will be susceptible to loss due to adverse occurrences affecting that industry to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Energy Sector Risk. The energy sector is typically cyclical and highly dependent upon commodities and energy prices. Issuers in this sector are usually subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these issuers’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities.

5

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Materials Sector Risk. The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of bonds issued. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the level of interest rates. When interest rates go up, the prices of most bonds go down; and when interest rates go down, the prices of most bonds go up. Bonds with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains. Investments in foreign securities may be less liquid than investments in U.S. securities.

Hedging Risk. The Fund’s hedging strategies may not be successful, and even if they are successful, the Fund’s exposure to RMB is not expected to be fully hedged at all times. Investments in forward foreign currency contracts and futures contracts may not perfectly offset actual fluctuations in the exchange rate between RMB and the U.S. dollar, including because currency exchange rates are volatile. In addition, forward foreign currency contracts are OTC contracts that depend on performance by a counterparty; if such counterparty fails to perform, the Fund may lose money.

High Portfolio Turnover Risk. The Underlying Fund’s strategy may result in high turnover rates, which may increase brokerage commission costs and negatively impact performance.

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities. Junk bonds are considered speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them may be less liquid than that for highly rated securities.

6

Investment in Investment Companies Risk. The Fund intends to invest a substantial portion of its assets in the Underlying Fund and may invest in other investment companies, including ETFs. As a result of such investments, the Fund will indirectly be exposed to the risks of such funds. Moreover, the Fund will incur its pro rata share of such funds’ expenses.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. To the extent that the Fund is exposed to illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund (or the Underlying Fund) may be unable to transact in the illiquid securities at an advantageous time or price. The Underlying Index consists of RMB-denominated debt securities issued inside mainland China, certain of which may be illiquid

Management Risk. Because the Underlying Fund generally employs a representative sampling strategy to track the performance of its underlying index and invests less than the total number of securities in its underlying index, the Underlying Fund and, therefore, the Fund, are subject to management risk. This is the risk that the representative sampling process may not produce the intended results.

Market Risk. The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

New Adviser Risk. E Fund registered as an investment adviser relatively recently and had not previously advised a registered investment company prior to serving as the Co-Adviser of the Underlying Fund.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed and therefore may not sell an equity security due to current or projected underperformance of a security, industry or sector. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

7

Shares of the Fund May Trade at Prices Other Than NAV. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Sovereign and Quasi-Sovereign Debt Risk. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund or Underlying Fund may have limited legal recourse against the issuer and/or guarantor.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index.

Valuation Risk. Independent market quotations for the non-U.S. securities that the Fund is exposed to may not be readily available, and such securities may be fair valued. In addition, the securities to which the Fund is exposed may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Manager and Co-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

E Fund Management (Hong Kong) Co., Limited serves as the Co-Adviser to the Fund.

Portfolio Managers

Ms. Xiaochen Wang and Messrs. Qiang Zhang and Guangdong Qi have served as the Fund’s co-portfolio managers since the Fund’s inception.

8

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

9

Additional Information About the Fund

Investment Objective. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities benchmark. The Fund’s current benchmark is the CSI Diversified High Grade CP USD Hedged Index (the “Underlying Index”). The Fund’s investment objective is non-fundamental. As a result, it may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies. The Fund seeks to achieve its investment objective, in part, by investing a substantial portion of its assets in the Underlying Fund. Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index, including indirectly through the KraneShares E Fund China Commercial Paper ETF (“Underlying Fund”) (“80% policy”). Securities in the Underlying Index, which the Fund is indirectly invested in through its investments in the Underlying Fund, are counted for purposes of the Fund’s 80% policy.

The Underlying Fund uses a passive management strategy, known as “representative sampling,” to track the performance of its Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to an underlying index. E Fund Management (Hong Kong) Co., Limited (“E Fund”), the Underlying Fund’s Co-Adviser, selects the representative sample of securities for the Fund at its discretion, subject to the investment strategy and restrictions of the Underlying Fund and oversight by Krane Funds Advisors, LLC (“Krane”) and the Board of Trustees. The Underlying Fund’s securities are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of its Underlying Index. The Underlying Fund may or may not hold all of the securities in its underlying index when E Fund is using a representative sampling indexing strategy. Under certain circumstances, E Fund may employ a replication strategy on behalf of the Underlying Fund, which means that the Underlying Fund will typically invest in substantially all of the components of its underlying index in approximately the same weights as they appear in its underlying index.

Unlike many investment companies, the Fund and Underlying Fund do not try to “beat” their Underlying Indexes and do not seek temporary defensive positions when markets decline or appear overvalued. Krane and E Fund seek for the Underlying Fund to have a tracking error relative to the performance of its Underlying Index of less than five percent.

The Underlying Index seeks to track the performance of investment grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the inter-bank bond market. For purposes of the Underlying Index, investment grade commercial paper is: commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by one or more Chinese credit rating agencies; or commercial paper that is issued by an issuer whose long-term bonds are rated AA+ or equivalent by one or more Chinese credit rating agencies and commercial paper is rated A-1 or equivalent by one or more Chinese credit rating agencies. All index constituents are unsecured bonds. To qualify for inclusion in the Underlying Index, a commercial paper issue must have at least RMB ¥600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days). Index constituents are capitalization-weighted based on current amounts outstanding.

The Underlying Index hedges against fluctuations in the relative value of RMB against the U.S. dollar. Thus, it is designed to have higher returns than an equivalent index that does not hedge against a weakening of the RMB relative to the U.S. dollar. The Underlying Index applies a published one-month currency forward rate to the Fund’s total RMB exposure to adjust the value of the RMB against the U.S. dollar. The Fund intends to enter into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the Underlying Index. Although the hedged nature of the Underlying Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to RMB.

10

The Underlying Index is reconstituted and rebalanced on the first business day of each month. Issues that meet the Underlying Index criteria at that time are included in the Underlying Index for the next month. Issues that cease to meet the Underlying Index’s criteria during any given month are not removed until the next rebalancing date. Cash flows from payments by issuers that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the Underlying Index’s rebalancing. The Underlying Index is expected to reflect the commercial paper of approximately 463 issuers at each rebalance.

E Fund has received a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license from the China Securities Regulatory Commission (“CSRC”) and has received an initial quota to invest in PRC securities for the Underlying Fund’s use by China’s State Administration of Foreign Exchange (“SAFE”). E Fund may also obtain a license on behalf of the Underlying Fund as a Qualified Foreign Institutional Investor (“QFII”). A PRC securities quota is required to directly purchase the securities contained in the Underlying Index. E Fund may also seek approval from the CSRC and/or SAFE to allow the Fund to invest directly in PRC securities. The securities in which the Fund expects to invest will primarily be purchase in over-the-counter (“OTC”) markets.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or E Fund believes will help the Fund track its Underlying Index. There also may be instances in which the Fund may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that it believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques to seek to track as closely as possible before fees and expenses, the price and yield performance of the Underlying Index. Thus, the Fund may invest in RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an over-the-counter (“OTC”) market located in countries outside of the PRC, such as Hong Kong and Singapore. The Fund’s other investments may include debt securities issued in any denomination in other political jurisdictions, including Hong Kong and Singapore, unrated and high yield securities (commonly referred to as “junk bonds”), and investment company securities.

In addition to its investments in the Underlying Fund, the Fund may invest in shares of other investment companies, such as ETFs, unit investment trusts, closed-end investment companies and foreign investment companies (provided that such investments comply with the Investment Company Act of 1940, as amended (“1940 Act”), or relief thereunder). No more than 5% of the Fund’s net assets will be directly invested in any one foreign investment company.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. The Fund is non-diversified.

Each of the investment policies described in this Prospectus, including the Fund’s investment objective and 80% policy, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s SAI.

Underlying Index

The Fund’s Underlying Index is calculated and maintained by the China Securities Index Corporation (“CSI” or the “Index Provider”). CSI, a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services.

11

Constituents of the Underlying Index are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the Underlying Index’s rebalancing. Cash may earn interest but does not earn any reinvestment income while it is held in the Underlying Index. The Underlying Index is rebalanced on the first business day of the month. Issuers that meet the qualifying criteria of the Underlying Index are included for the following month. Issuers that no longer meet the Underlying Index’s criteria during the course of the month remain in the Underlying Index until the next rebalancing, at which point they are removed from the Underlying Index.

The Underlying Index was created for use by the Fund and launched on June 15, 2014 with a base value of $1,000. The Underlying Index is constructed and maintained using a rules-based methodology. As of June 30, 2015, the Underlying Index had a market capitalization of approximately $182 billion and approximately 463 constituents. Additional information about the Underlying Index is available on the Index Provider’s website, www.csindex.com.cn.

Principal Risks of Investing in the Fund. The following section provides additional information regarding certain of the principal risks of investing in the Fund (including through its investments in the Underlying Fund).

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

China Risks. Whether the Fund invests in PRC securities directly or indirectly through the Underlying Fund or over-the-counter markets located in countries outside of the PRC, such as Hong Kong and Singapore, as described in this Prospectus, investments in China involve certain risks and special considerations, including the following:

Specific Risks Related to Quotas. An RQFII or QFII license and PRC securities quota are required to invest directly in the types of PRC securities the Fund seeks exposure to. The Underlying Fund’s investment in PRC securities is limited to the PRC securities quota obtained by E Fund in its capacity as RQFII or QFII on behalf of the Underlying Fund. The Chinese securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States.

Because restrictions continue to exist and capital therefore cannot flow freely into the PRC securities market, it is possible that in the event of a market disruption, the liquidity of the PRC securities market and trading prices of the PRC securities market could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the PRC securities market and the short-term and long-term prospects of its investments in PRC securities.

12

The Chinese government has in the past taken actions that benefitted holders of PRC securities. As PRC securities become more available to foreign investors, such as the Fund or Underlying Fund, the Chinese government may be less likely to take action that would benefit holders of PRC securities. In addition, there is no guarantee that E Fund and the Underlying Fund will continue to maintain their PRC securities quota or be able to obtain additional PRC securities quota if the PRC securities quota is reduced or eliminated by SAFE at some point in the future. E Fund has received an initial PRC securities quota for the Underlying Fund’s use. If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index through its investments in the Underlying Fund due to the limited availability of PRC securities quota, the Fund could seek exposure to the component securities of the Underlying Index by investing in securities which are located in the over-the-counter market in countries outside of the PRC, such as Hong Kong and Singapore or bond securities issued in other jurisdictions. The Fund may also invest in ETFs, in addition to the Underlying Fund, that can obtain comparable exposures. If necessary, the Fund may suspend the sale of Creation Units until Krane and E Fund determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares could trade at a significant premium or discount to NAV and the Fund could experience substantial redemptions. Alternatively, the Fund may change its investment objective and thus track another of Chinese-related securities, including, but not limited to, PRC debt securities and/or securities that are traded in the CNH market. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. Should the PRC securities quota be or become inadequate to meet the investment needs of the Underlying Fund, the Underlying Fund and, thereby, the Fund, are expected to be adversely affected.

From time to time, certain of the issuers of securities to which the Fund is exposed may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. The Fund will be indirectly subject to those risks.

Custody Risks. The Underlying Fund is required to select a PRC sub-custodian (“PRC Custodian”). The PRC Custodian maintains the Underlying Fund’s investments in PRC securities in China to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. China Construction Bank Corporation serves as the Underlying Fund’s PRC Custodian. The majority of PRC securities held by the Underlying Fund are held in mainland China through an account with the China Interbank Market (“CIBM”). Other PRC securities are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”), China Central Depository and Clearing Corporation Limited (“CCDCC”) and/or Shanghai Clearing House (“SCH”). In either case, PRC securities purchased by E Fund in its capacity as the Underlying Fund’s RQFII or QFII may be received in a securities account maintained by the PRC Custodian in the joint names of the Underlying Fund and E Fund. The PRC Custodian fees are paid by the Underlying Fund. E Fund may not use the account for any other purpose than for maintaining the Underlying Fund’s assets. However, given that the securities trading account will be maintained in the joint names of E Fund and the Underlying Fund, the Underlying Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Underlying Fund. In particular, there is a risk that creditors of E Fund may assert that the securities are owned by E Fund and not the Underlying Fund, and that a court would uphold such an assertion, in which case creditors of E Fund could seize assets of the Underlying Fund. Because E Fund’s PRC securities quota would be in the name of E Fund and the Underlying Fund, there is also a risk that regulatory actions taken against E Fund by PRC government authorities may affect the Underlying Fund and, thereby, the Fund. This is particularly acute in the case of cash deposited with the PRC Custodian because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Underlying Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Underlying Fund may face difficulties and/or encounter delays in recovering such debt.

13

Available Disclosure About Chinese Issuers. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law. The Fund and Underlying Fund’s rights with respect to its investments in PRC securities, if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund and Underlying Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund and Underlying Fund. It may therefore be difficult for the Fund and Underlying Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund and Underlying Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund and Underlying Fund.

China’s legal system is based on statutes enacted by various state bodies with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are relatively recent with published court opinions based on these being limited, which makes the interpretation and enforcement of these laws and regulations uncertain. In addition, laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States, which may lead to unpredictable results.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, PRC authorities have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

Chinese Credit Rating Risks. The components of the Underlying Index securities, and therefore the securities held by the Fund, will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and established international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.

14

Chinese Securities Markets. The securities markets in China, including the debt markets, have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Foreign Currency Considerations. The Fund’s assets will be exposed primarily to the securities of issuers in China and the income received by the Fund and Underlying Fund may be primarily in RMB. Meanwhile, the Fund and Underlying Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund or Underlying Fund at the foreign exchange rate in effect on that date. Unless perfectly hedged, any gain or loss attributable to fluctuations in exchange rates between the time the Fund or Underlying Fund accrues income or gain and the time the Fund or Underlying Fund converts such income or gain from RMB to the dollar will generally be treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which the Fund or Underlying Fund converts the RMB to U.S. dollars, the Fund or Underlying Fund will recognize ordinary income when the RMB is converted, unless a perfect hedge for the income is in place.

Furthermore, the Fund and Underlying Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund or Underlying Fund at one rate, while offering a lesser rate of exchange should the Fund or Underlying Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

RMB can be categorized into CNY (onshore RMB) and “CNH” (offshore RMB), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund and Underlying Fund may be adversely affected by the exchange rates between CNY and CNH.

The use of currency transactions could result in the Fund and Underlying Fund incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. The Fund and Underlying Fund may be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing Chinese securities. This may hinder the Fund and Underlying Fund’s performance, including because any delay could result in the Fund or Underlying Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag.

15

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the Fund may be adversely affected.

Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. The possibility that the appreciation of RMB will be accelerated cannot be excluded. On the other hand, there can be no assurance that the RMB will not be subject to devaluation. Unless perfectly hedged, any devaluation of the RMB could adversely affect the value of the Fund’s investments.

The PRC government imposes restrictions on the remittance of RMB out of and into China. The Underlying Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of PRC securities from time to time. In the event such remittance is disrupted, the Fund and Underlying Fund could be adversely affected and, among other matters, will not be able to fully replicate the Underlying Index by investing in the relevant PRC securities and this may increase the tracking error of the Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

16

Investment and Repatriation Restrictions. Investments by the Underlying Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Underlying Fund may purchase or limits on the classes of securities in which the Underlying Fund may invest.

Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Underlying Fund’s portfolio investments may have an adverse effect on the Underlying Fund and, thereby, the Fund’s ability to meet redemption requests. If a QFII license is obtained and used for the Underlying Fund, all repatriations of gains and income on PRC securities would require the approval of SAFE. Further, no single underlying foreign investor investing through a QFII (e.g., the Underlying Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Underlying Fund) may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.

If the Underlying Fund obtains and invests directly in the PRC securities market with a QFII license, Krane and/or E Fund will be required to transfer the entire investment principal for its PRC securities quota into a local sub-custodian account within such time period as specified by SAFE (up to six months). Following this, investment capital will be subject to an initial lock-up period (currently three months if the Underlying Fund is deemed to be an “open end fund” under Chinese regulations), during which the assets may not be repatriated to the United States, even if they are never invested in PRC securities. Following that time, investment principal and earnings may generally only be repatriated with the approval of SAFE, although up to $50 million may be repatriated each week without SAFE approval if the Underlying Fund is deemed to be an “open end fund” under Chinese regulations. Any limitations on repatriation of the Underlying Fund’s assets may adversely affect the Underlying Fund and, thereby, the Fund’s ability to meet redemption requests and/or may cause them to borrow money in order to meet its obligations. These limitations may also prevent the Fund and Underlying Fund from making certain distributions to shareholders.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the Fund may not be able to achieve its investment objective.

Loss of Favorable U.S. Tax Treatment Risk. The Fund and Underlying Fund intend to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Underlying Fund uses a QFII license and does not receive approval from SAFE to repatriate funds associated with direct investment in PRC securities on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). If the Underlying Fund fails to qualify for any taxable year as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Underlying Fund to tax at the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Underlying Fund’s current or accumulated earnings and profits. In addition, the Underlying Fund would not be eligible for a deduction for dividends paid to shareholders.

17

To the extent the Fund or Underlying Fund do not distribute to shareholders all of their investment company taxable income and net capital gain in a given year, they will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing returns. The Fund and Underlying Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund or Underlying Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund or Underlying Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Nationalization and Expropriation Risk. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Over-the-Counter Market Risk. OTC markets, such as the PRC inter-bank bond market, are subject to less governmental regulation and supervision of transactions than organized exchanges. In addition, many of the protections afforded to participants in some organized exchanges, such as the performance guarantee of an exchange clearing house, generally are not available in connection with transactions on OTC markets. Therefore, by entering into transactions on OTC markets, the Fund and Underlying Fund will be subject to the risk that their direct counterparties will not perform their obligations under the transaction and that one or more trades will fail, causing them to, for example, liquidate other investments at a disadvantageous time to meet redemption requests.

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful or will not otherwise have a negative effect on the Fund. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the PRC securities in the Underlying Index. The laws, regulations, including the investment regulations allowing QFIIs and RQFIIs to invest in PRC securities, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

18

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

Moreover, the slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

PRC Dealer Risk. Currently, only a limited number of dealers are available to trade PRC securities with the Underlying Fund. As a result, E Fund will have less flexibility to choose among dealers on behalf of the Underlying Fund than is typically the case for investment advisers. If E Fund is unable to use a particular dealer in the PRC, the operation of the Underlying Fund and, thereby, the Fund will be adversely affected, and the Fund may not be able to track the Underlying Index. Further, the operation of the Underlying Fund may be adversely affected in case of any acts or omissions of the PRC dealer, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. E Fund, in its selection of PRC dealers, will consider such factors as it deems necessary, but may be limited where only a small number of dealers, or one dealer, has access to a security sought for the Underlying Fund. There is also a risk that the Underlying Fund may suffer losses from the default, bankruptcy or disqualification of the PRC dealers. In such event, the Underlying Fund and, thereby, the Fund may be adversely affected in the execution of any transaction.

Tax Risk. Capital gains realized by QFIIs and RQFIIs on the sale of PRC debt securities are likely subject to tax in China; however, the precise method of calculating and collecting the tax for debt securities has not been determined. There is a risk that PRC tax authorities may seek to collect tax on capital gains realized by QFIIs and RQFIIs on the sale of PRC debt securities on a retroactive basis without giving any prior warning. If such tax is collected, the tax liability will be payable by the QFII or RQFII, which may then pass that tax on to the Underlying Fund under the terms of its advisory agreement to the extent such tax is indirectly attributable to the Underlying Fund.

Currently, specific PRC tax rules governing the taxation of QFIIs and RQFIIs from the trading of PRC debt securities have yet to be announced. In this regard, the general principle of the PRC CIT Law should apply. Under the PRC CIT Law, a non-tax resident enterprise without a permanent establishment (PE) in the PRC is subject to CIT on a withholding basis, generally at a rate of 10%, to the extent it directly derives the PRC sourced passive income (such as capital gains and interest income). According to Circular 47 and Circular 394, assuming that the QFIIs or RQFIIs are not PRC tax resident enterprises and do not have a PE in the PRC, the QFIIs or RQFIIs should be subject to PRC WHT at a rate of 10% (which may be reduced by applicable tax treaty) with respect to interest derived from PRC securities and dividends (if any).

19

The WHT on interest should be withheld by the domestic PRC interest payers. Circular 47 and Circular 394 did not clarify the WHT treatment in respect of capital gains derived by non PRC resident enterprises (including QFIIs and RQFIIs) from the trading of PRC debt securities. Although Circular 79, issued in November 2014, clarifies these rules in certain ways with respect to capital gains on equity securities, no further clarification has been provided with respect to capital gains on debt securities. In the absence of specific PRC tax regulations, capital gains realized by QFIIs and RQFIIs on the sale of PRC debt securities should be subject to WHT at a rate of 10% (which may be reduced by applicable tax treaty) in China pursuant to the general principle of the current PRC CIT Law. However, the precise method of calculating and collecting the tax has not been determined. Although the PRC tax bureaus have not actively enforced the collection of WHT on capital gains derived by QFIIs and RQFIIs, in practice there is a risk that PRC tax authorities may seek to collect WHT on capital gains realized by QFIIs and RQFIIs on the sale of PRC debt securities on a retroactive basis without giving any prior warning. If such WHT is collected, the WHT liability should be payable by the QFII and RQFII and may be passed on to and borne by the Underlying Fund and, thereby, the Fund.

In light of this uncertainty, Krane has established a reserve for the Underlying Fund in order to meet this potential WHT liability for capital gains realized on the sale of PRC debt securities. If the Underlying Fund is not ultimately subject to the WHT, shareholders, including the Fund, who redeemed or sold their shares while the reserve was in place will have effectively borne the burden of the WHT but will not benefit from the release of the reserve. The amount of actual provision will be disclosed in the Underlying Fund’s annual and semi-annual reports to investors. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Underlying Fund’s investments. As a result, investors in the Underlying Fund, including the Fund, may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provisions with respect to dividends and interest on PRC securities for the Underlying Fund if the WHT on dividends and interest is not withheld at the source at the time such income is received.

When the QFIIs and RQFIIs transfer PRC securities, PRC Stamp Duty is currently imposed on the seller but not on the purchaser, at a rate of 0.1% on the transacted value. In addition, under the current PRC BT Law, which came into effect on 1 January 2009, a taxpayer would be subject to PRC BT at a rate of 5% in respect of capital gains derived from the trading of PRC securities. However, Caishui [2005] 155 grants BT exemption to QFIIs in respect of their gains derived from the trading of PRC securities. The new BT Law, which came into effect on 1 January 2009, has not changed this exemption treatment at the time of this Prospectus. However, it is not clear whether a similar exemption would be extended to RQFIIs. Dividend income or profit distributions on equity investment derived from China are not included in the taxable scope of BT.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the BT liabilities.

Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular industry because the Underlying Index is concentrated in such industry, the Fund will be susceptible to loss due to adverse occurrences affecting that industry to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

20

Energy Sector Risk. The energy sector of an economy is typically cyclical and highly dependent on energy prices. The market value of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and interference, which may limit their earnings. A significant portion of revenues of these companies typically depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area impacted and could have an adverse impact on the performance of the Fund.

Industrials Sector Risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable.

Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Utilities Sector Risk. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Government regulators monitor and control utility operations, revenues and costs, and therefore may limit utility profits. Regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. Energy conservation and changes in climate policy may have a significant adverse impact on the revenues and expenses of utility companies.

Emerging Markets Risk. The Fund invests a significant portion of its assets in securities and instruments that are traded in developing or emerging markets or that provide exposure to such securities or markets. These investments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund and Underlying Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

21

Fixed Income Securities Risk. Investing in fixed income securities subjects the Fund to the following risks:

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Credit Risk. The Fund could lose money if the issuer of a fixed income security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline.

Income Risk. The Fund’s income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund’s monthly income to fluctuate accordingly.

Interest Rate Risk. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Issuer Risk. There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund’s securities.

Reinvestment Risk. The Fund’s performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature.

Foreign Securities Risk. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gain on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

22

Geographic Focus Risk. The Fund is expected to be focused in one geographic region. Thus, economic, political and other events that affect that region are expected to disproportionately impact the Fund.

Hedging Risk. The Fund’s hedging strategies may not be successful, and even if they are successful, the Fund’s exposure to RMB is not expected to be fully hedged at all times. Investments in forward foreign currency contracts and futures contracts may not perfectly offset actual fluctuations in the exchange rate between RMB and the U.S. dollar, including because currency exchange rates are volatile. In addition, forward foreign currency contracts are OTC contracts that depend on performance by a counterparty; if such counterparty fails to perform, the Fund may lose money.

Forward Currency Contracts Risk. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they expose the Fund to the potential for leverage.

Futures Contracts Risk. Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the Fund incorrectly forecasts currency exchange rates, the Fund could lose money.

Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the foreign currency, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for a futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

High Portfolio Turnover Risk. The Fund and the Underlying Fund’s investment strategies may from time to time result in higher turnover rates. This may increase the Fund and Underlying Fund’s brokerage commission costs. The performance of the Fund and Underlying Fund could be negatively impacted by the increased brokerage commission costs incurred.

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than rated securities, particularly highly rated securities. Junk bonds are considered speculative. The prices of unrated and high yield securities are generally more sensitive to adverse economic changes and individual issuer developments than highly rated securities. Also, the secondary market for such securities may be less liquid than the markets for rated and/or higher quality securities. As a result, during periods of economic uncertainty, their prices may be more volatile, which may cause the net asset value of the Fund to fluctuate.

23

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation of current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Investment in Investment Companies Risk. When the Fund invests in the Underlying Fund or any other investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying investment company’s expenses. In part because of these additional expenses, its performance may differ from that which it would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”), including foreign investment companies, it will not enjoy the protections of the 1940 Act.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund or Underlying Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce their returns because they may be unable to sell the illiquid securities at an advantageous time or price. The Underlying Index consists of RMB-denominated debt securities issued inside mainland China, which is a developing market in which trading volumes may be low. As a result, the quantity of securities that are available for inclusion in the Underlying Index, and thus for the Fund to invest in, may be limited and bid/ask spreads in such securities may be large.

Management Risk. Because the Underlying Fund generally employs a representative sampling strategy to track the performance of its underlying index and invests less than the total number of securities in its underlying index, the Underlying Fund and, thereby, the Fund are subject to management risk. This is the risk that the representative sampling process may not produce the intended results. Alternatively, if the Underlying Fund replicates its underlying index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.

Market Risk. The values of securities in the Underlying Index could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of debt securities could decline generally or could underperform other investments. Different types of debt securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. An investment in the Fund may lose money.

24

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise, which may make investments in emerging markets less attractive. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

New Adviser Risk. E Fund registered as an investment adviser relatively recently and had not previously advised a registered investment company prior to serving as the Co-Adviser of the Underlying Fund.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

25

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Shares of the Fund May Trade at Prices Other Than NAV. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. However, given that shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), Krane believes that large discounts or premiums to the NAV of Fund shares should not be sustained. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Sovereign and Quasi-Sovereign Debt Risk. Investments in sovereign and quasi-sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign or quasi-sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign and quasi-sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As holders of government debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund and Underlying Fund must satisfy certain income and asset diversification requirements each year. If the Fund or Underlying Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

26

Capital controls and currency controls may affect the Underlying Fund’s ability to meet the applicable distribution requirements. If the Underlying Fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Tracking Error Risk. Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, including due to the use of representative sampling, and asset valuation differences, tax considerations and liquidity constraints. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. In addition, the Fund may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, including due to legal restrictions or limitations imposed by the government of China or a lack of liquidity on stock exchanges in which such securities trade. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

Valuation Risk. Financial information about the securities to which the Fund is exposed may be less reliable than information about securities of U.S. issuers, which may make it difficult to obtain a current price for them. In certain circumstances, independent market quotations for such securities may not be readily available and securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Because securities that the Fund is exposed to may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found on the Fund’s website at www.kraneshares.com.

Management

Investment Manager

Krane Funds Advisors, LLC (“Krane” or “Adviser”) is a registered investment adviser located at 1350 Avenue of the Americas, 2nd Floor, New York, New York 10019 and serves as investment manager of the Fund. Krane has served as the investment manager of the Fund since its inception.

Krane is responsible for the general management and administration of the Trust and oversight of E Fund. Krane is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and Krane, the Fund pays Krane a fee, which is calculated daily and paid monthly, at an annual rate of 0.68% based on a percentage of the average daily net assets of the Fund.

27

Krane bears all of its own costs associated with providing these advisory services. As part of its agreement with the Trust, Krane has contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, acquired fund fees and expenses, if any, brokerage commissions, derivative counterparty fees, and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to Krane.

As of the end of the Fund’s last fiscal year, the Adviser had not compensated all of the Fund's service providers on a timely basis, and its ability to compensate all of the Fund's service providers on a timely basis in the future remained uncertain. More specifically, the Adviser was current with the payment of Fund expenses or had entered into work-out arrangements to schedule the future payment by the Adviser of outstanding expenses, including amounts past due to certain service providers; and a principal of the Adviser had entered into a personal guarantee to guarantee the payment by the Adviser of such expenses. Nevertheless, it cannot be certain that the outstanding expenses will be paid on the agreed-upon work-out schedule or that future expenses will be timely paid, and non-payment could have a material adverse effect on the operations of the Fund. In the event that outstanding expenses are not paid on schedule or that future expenses are not timely paid, the Board may seek to appoint a new investment adviser for the Fund, seek to adopt a voluntary plan of liquidation of the Fund, and/or take any other action that the Board deems to be in the best interest of the Fund and its shareholders.

Pursuant to the terms of an Expense Limitation Agreement, Krane has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the Underlying Fund. This Expense Limitation Agreement will continue in effect for so long as the Fund invests in the Underlying Fund. The Expense Limitation Agreement may only be terminated by the Board of Trustees.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint an unaffiliated sub-adviser or co-adviser or to change the terms of an advisory agreement with an unaffiliated sub-adviser or co-adviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated sub-advisers or co-advisers or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change. Any increase in the aggregate advisory fee paid by the Fund remains subject to shareholder approval. Under this order, Krane has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers or co-advisers and recommend their hiring, termination, and replacement. The order permits the Fund to disclose sub-advisers’ or co-advisers’ fees only in the aggregate in its registration statement. The Fund will notify shareholders of any change in the identity of a sub-adviser or co-adviser or the addition of a sub-adviser or co-adviser to the Fund.

Investment Co-Adviser

E Fund, located at Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong serves as the Co-Adviser of the Fund. E Fund is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board of Trustees. E Fund does not receive compensation from the Fund or Krane for its services to the Fund, but does receive payment for its services to the Underlying Fund in an amount equal to 50% of the net revenue earned by Krane from the Underlying Fund.

E Fund was established in 2008 and is principally engaged in the provision of investment advisory services to corporations, institutions and individual investors. E Fund is a wholly owned subsidiary of E Fund Management, Co., Limited (“EFMC”). EFMC, established in 2001, is licensed with the CSRC in China as a fund manager. As of June 30, 2015, EFMC had approximately $100 billion in assets under management, making it one of the four largest asset managers in China.

28

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with E Fund will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

Portfolio Managers

Ms. Xiaochen Wang and Messrs. Qiang Zhang and Guangdong Qi are responsible for managing the Fund. Ms. Wang is currently a fund manager and Head of the “Fixed Income Department Mutual Fund Center” at E Fund. Ms. Wang has worked at E Fund since 2003. She holds a master’s degree in Financial Engineering from Renmin University of China and received her B.S. degree in Finance from Shanghai Fudan University.

Mr. Qiang Zhang is a co-manager for the Fund. Mr. Zhang is currently a fund manager and is the CIO and Deputy CEO of E Fund. Mr. Zhang has worked at E Fund for less than 1 year and has managed fund portfolios for 8 years. He holds a Masters in Financial Engineering from UC Berkeley and undergraduate degree from Nankai University.

Mr. Guangdong Qi is a co-manager for the Fund. Mr. Qi is currently a fund manager and responsible officer (RO) of E Fund. Mr. Qi has worked at E Fund for less than 1 year and managed fund portfolios for 3 years. He holds a master’s degree in Financial Engineering from Shanghai University of Finance and Economics and a B.S. in Physics from Shanghai Fudan University.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

•	Taking the current market value of its total assets
•	Subtracting any liabilities (including reserves) and withholdings for applicable capital gains
•	Dividing that amount by the total number of shares owned by the shareholders

The Fund calculates NAV as of the regularly scheduled close of normal trading on each day that the Exchange is open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, values may be based on quotes obtained from independent broker-dealers that make a market in the security. Fixed income securities are normally valued on the basis of quotes from an independent pricing service applying methodologies that utilize actual market transactions (if any), valuations supplied by brokers-dealers, including established market makers, or other data reflecting the earlier closing of the principal markets for those securities.

29

If reliable market valuations are not readily available or are not deemed to reflect current market values, the security will be fair valued by Krane in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events” occurring after the close of the market on which the securities principally trade. An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV calculation time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). PRC securities held by the Fund may be fair valued to take into account all relevant facts and circumstances if, among other things, they were obtained pursuant to an RQFII license and Chinese regulations are revised to limit repatriation, the Fund uses a QFII license to invest in PRC securities (under which repatriation of proceeds from the sale of PRC securities may be limited), or there is a trading market halt in PRC securities held by the Fund. The Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI.

Once created, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

Share Trading Prices

The trading prices of the Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

30

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane, E Fund or an affiliate of either may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees.

The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Fund pays out dividends to shareholders at least annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, to avoid imposition of income or excise taxes on undistributed income.

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

31

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Because of the Fund’s investment objective, it does not expect to distribute dividends eligible for qualified dividend income treatment or the dividends received deduction.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election. Please see “— Chinese Tax Considerations” below for a further discussion of these issues with respect to China, which imposes withholding taxes on interest payments, dividends and possibly capital gains from PRC securities.

Tax Status of Share Transactions

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and otherwise as short-term gain or loss. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

32

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. You also may potentially be subject to U.S. estate taxes.

A 30% withholding tax will generally be imposed on (1) dividends paid by the Fund and (2) redemption proceeds and certain capital gain dividends paid by the Fund after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS or the tax authorities in their home jurisdictions information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Chinese Tax Considerations

Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties remain regarding the implementation of this law, particularly with respect to trading of PRC debt securities by QFIIs and RQFIIs. Such uncertainties may result in capital gains imposed upon the Underlying Fund relative to debt securities of companies headquartered, managed or listed in China. While the application and enforcement of this law with respect to the Underlying Fund remain subject to clarification, to the extent that such taxes are imposed on any capital gains of the Underlying Fund relative to debt securities of companies headquartered, managed or listed in China, the Underlying Fund and, thereby, the Fund’s NAV or returns may be adversely impacted. In light of this uncertainty, Krane has established a reserve for the Underlying Fund in order to meet this potential WHT liability for capital gains realized on the sale of PRC debt securities. If the Underlying Fund is not ultimately subject to the WHT, shareholders, including the Fund, who redeemed or sold their shares while the reserve was in place will have effectively borne the burden of the WHT but will not benefit from the release of the reserve. The amount of any actual provision will be disclosed in the Underlying Fund’s annual and semi-annual reports to investors. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Underlying Fund’s investments. As a result, investors in the Underlying Fund, including the Fund, may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provisions with respect to interest and dividends (if any) on PRC securities for the Underlying Fund if tax is not withheld at the source at the time such income is received.

33

Even if each of the Underlying Fund and Fund qualifies and elects to pass through foreign taxes to its shareholders, as described above, your ability to claim a credit for such taxes may be limited. See the SAI for further information.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Other Information

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.kraneshares.com.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

34

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding

To reduce expenses, we mail only one copy of the Prospectus or summary prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

More Information

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

Index Provider Information

CSI (the “Index Provider”), a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services. The Index Provider is not affiliated with the Trust, Krane, E Fund, the Administrator, the Distributor or any of their respective affiliates. Krane has entered into a license agreement with the Index Provider to use the Underlying Index. Krane sublicenses rights in the Underlying Index to the Trust at no charge.

More information about the Index Provider is located in the SAI.

Custodians

Brown Brothers Harriman & Co. serves as global custodian for the Fund.

Disclaimers

CSI Disclaimer

CSI, the Index Provider, is not affiliated with the Trust, Krane, E Fund, the Fund’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with the Index Provider pursuant to which Krane pays a fee to use the Underlying Index. Krane is sub-licensing rights to the Underlying Index to the Fund at no charge. The CSI Diversified High Grade CP USD Hedged Index is a licensed trademark of CSI (the “Index Trademark”). Krane is licensed to use the Index Trademark for the purpose of promoting and marketing the Fund.

35

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by CSI. The Underlying Index is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyrights in the Underlying Index values and constituent lists vest in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license of rights relating to the Underlying Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness of an investment in the Fund.

More information about the Index Provider is located in the SAI.

NYSE Arca Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Krane Disclaimer

Krane does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Krane shall have no liability for any errors, omissions or interruptions therein.

Krane makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Krane makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Krane have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Financial Highlights

No financial highlights are available for the Fund because it had not commenced operations prior to the date of this Prospectus.

36

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated August 1, 2015. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 1350 Avenue of the Americas, 2nd Floor, New York, New York 10019. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, Krane or E Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s Investment Company Act file number is 811-22698.

37